For period ending	November 30, 2012
Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Penn Virginia Resource 8.375% due 06/01/2020
2.	Date of Purchased:	05/11/2012	3.	Date of offering
commenced:	05/11/2012
4.	Underwriter(s) from whom purchased:	RBC Dain Rauscher
5.	Affiliated Underwriter managing or
participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$4,000,000.00 (firmwide)
7.	Aggregate principal amount or total number of shares of
offering:	$600,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit: 	2.5%
11.	Have the following conditions been satisfied?	       YES	NO
	a.	The securities are sold in an offering
exempt from registration under Section 4(2) of the Securities
Act of 1933, Rule 144A or Regulation D.	                        X

	b.	The securities are sold to persons
reasonably believed to be qualified institutional
buyers (QIBs).	                                                X

	c.	The securities are reasonable believed to be
eligible for resale to other QIBs.	                        X

	d.	The securities were purchased prior to
the end of the first day on which any sales are made (or,
if a rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).	                                        X

	e.	The securities were purchased at a price
not more than the price paid by each other purchaser in
the offering or any concurrent offering.	                X

	f.	The underwriting was a firm commitment
underwriting.	                                                X

	g.	The commission, spread or profit was
reasonable and fair in relation to that being received by
others for underwriting similar securities during the same
period.	                                                        X

	h.	The issuer of the securities and any
predecessor has been in continuous operation for not less
than three years.	                                        X

	i.	The amount of such securities purchased by
the Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion
did not exceed 25% of the principal amount of the offering.	X

	j. 	No Affiliated Underwriter benefited directly
or indirectly from the purchase.	                        X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Matthew A. Iannucci
Date:	05/15/2012
Print Name:	Matthew A. Iannucci


For period ending	November 30, 2012
Exhibit 77O
File number	811-8765

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	CHS/Community Health Systems 7.125% due 07/15/2020
2.	Date of Purchased:	07/09/2012	3.	Date of offering
commenced:	07/09/2012
4.	Underwriter(s) from whom purchased:	CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in
syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$5,340,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering:	$1,200,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit: 	1.46%
11.	Have the following conditions been satisfied?	        YES	NO
	a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	                 X

	b.	The securities were purchased prior to the end
of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth
day preceding the day on which the offering terminated).	 X

	c.	The securities purchased at a price not more
then the price paid by each other purchaser in the offering.	 X

	d.	The underwriting was a firm commitment
underwriting.	                                                 X

	e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for
underwriting similar securities during the same period.	         X

	f.	The issuer of the securities and any
predecessor has been in continuous operative for not less
than three years.	                                         X

	g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion
did not exceed 25% of the principal amount of the offering.	 X

	h.	No Affiliated Underwriter benefitted directly
or indirectly from the purchase.	                         X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:	/s/Craig G. Ellinger
Date:	08/07/2012
Print Name:	Craig G. Ellinger


For period ending	November 30, 2012
Exhibit 77O
File number	811-8765

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	MarkWest Energy Partners L.P. 5.5% due 02/15/2023
2.	Date of Purchased:	08/06/2012	3.	Date of offering
commenced:	08/06/2012
4.	Underwriter(s) from whom purchased:	Wells Fargo Securities LLC
5.	Affiliated Underwriter managing or participating in
syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$4,950,750 firmwide
7.	Aggregate principal amount or total number of shares of
offering:	$495,075,000.00
8.	Purchase price (net of fees and expenses):	$99.015
9.	Initial public offering price:	$99.015
10.	Commission, spread or profit: 	1.5%
11.	Have the following conditions been satisfied?	        YES	NO
	a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	                 X

	b.	The securities were purchased prior to the end
of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the
fourth day preceding the day on which the offering terminated).	 X

	c.	The securities purchased at a price not more
then the price paid by each other purchaser in the offering.	 X

	d.	The underwriting was a firm commitment
underwriting.	                                                 X

	e.	The commission, spread or profit was
reasonable and fair in relation to that being received by
others for underwriting similar securities during the same
period.	                                                         X

	f.	The issuer of the securities and any
predecessor has been in continuous operative for not less
than three years.	                                         X

	g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion
did not exceed 25% of the principal amount of the offering.	 X

	h.	No Affiliated Underwriter benefitted directly
or indirectly from the purchase.	                         X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:	/s/Matthew A. Iannucci
Date:	08/13/2012
Print Name:	Matthew A. Iannucci


For period ending	November 30, 2012
Exhibit 77O
File number	811-8765

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	SandRidge Energy, Inc. 7.5% due 02/15/2023
2.	Date of Purchased:	08/06/2012	3.	Date of
offering commenced:	08/06/2012
4.	Underwriter(s) from whom purchased:	Barclays Capital Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$5,970,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering:	$820,875,000.00
8.	Purchase price (net of fees and expenses):	$99.50
9.	Initial public offering price:	$99.50
10.	Commission, spread or profit: 	1.375%
11.	Have the following conditions been satisfied?	        YES	NO
	a.	The securities are sold in an offering exempt
from registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.	                         X

	b.	The securities are sold to persons reasonably
believed to be qualified institutional buyers (QIBs).	 X

	c.	The securities are reasonable believed to be
eligible for resale to other QIBs.	                         X

	d.	The securities were purchased prior to the
end of the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or before
the fourth day preceding the day on which the offering
terminated).	                                                 X

	e.	The securities were purchased at a price not
more than the price paid by each other purchaser in the
offering or any concurrent offering.	                         X

	f.	The underwriting was a firm commitment
underwriting.	                                                 X

	g.	The commission, spread or profit was
reasonable and fair in relation to that being received by
others for underwriting similar securities during the same
period.	                                                         X

	h.	The issuer of the securities and any
predecessor has been in continuous operation for not less
than three years.	                                         X

	i.	The amount of such securities purchased by
the Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion
did not exceed 25% of the principal amount of the offering.	 X

	j. 	No Affiliated Underwriter benefited directly
or indirectly from the purchase.	                         X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Matthew A. Iannucci
Date:	08/13/2012
Print Name:	Matthew A. Iannucci

 For period ending	November 30, 2012			Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	EP Energy LLC, Everest Acquisition Finance Inc. 7.75%
due 09/01/2022
2.	Date of Purchased:	08/08/2012	3.	Date of offering
commenced:	08/08/2012
4.	Underwriter(s) from whom purchased:	Citigroup Global Markets
Holdings Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$250,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering:	$300,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit: 	1.5%
11.	Have the following conditions been satisfied?	        YES	NO
	a.	The securities are sold in an offering exempt
from registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.	                         X

	b.	The securities are sold to persons reasonably
believed to be qualified institutional buyers (QIBs).	         X

	c.	The securities are reasonable believed to be
eligible for resale to other QIBs.	                         X

	d.	The securities were purchased prior to the
end of the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or before
the fourth day preceding the day on which the offering
terminated).	                                                 X

	e.	The securities were purchased at a price not
more than the price paid by each other purchaser in the
offering or any concurrent offering.	                         X

	f.	The underwriting was a firm commitment
underwriting.	                                                 X

	g.	The commission, spread or profit was
reasonable and fair in relation to that being received by
others for underwriting similar securities during the same
period.	                                                         X

	h.	The issuer of the securities and any
predecessor has been in continuous operation for not less
than three years.	                                         X

	i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion
did not exceed 25% of the principal amount of the offering.	 X

	j. 	No Affiliated Underwriter benefited directly
or indirectly from the purchase.	                         X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Matthew A. Iannucci
Date:	08/10/2012
Print Name:	Matthew A. Iannucci


For period ending	November 30, 2012
Exhibit 77O
File number	811-8765

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	CHS/Community Health Systems 1.125% due 07/15/2020
2.	Date of Purchased:	08/08/2012	3.	Date of offering
commenced:	08/08/2012
4.	Underwriter(s) from whom purchased:	CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in
syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$5,000,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering:	$1,600,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit: 	1.375%
11.	Have the following conditions been satisfied?	        YES	NO
	a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	                 X

	b.	The securities were purchased prior to the end
of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the
fourth day preceding the day on which the offering terminated).	 X

	c.	The securities purchased at a price not more
then the price paid by each other purchaser in the offering.	 X

	d.	The underwriting was a firm commitment
underwriting.	                                                 X

	e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for
underwriting similar securities during the same period.	         X

	f.	The issuer of the securities and any
predecessor has been in continuous operative for not less
than three years.	                                         X

	g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion
did not exceed 25% of the principal amount of the offering.	 X

	h.	No Affiliated Underwriter benefitted directly
or indirectly from the purchase.	                         X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:	/s/Matthew A. Iannucci
Date:	08/13/2012
Print Name:	Matthew A. Iannucci


For period ending	November 30, 2012
Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Nuance Communications Inc. 5.375% due 08/15/2020
2.	Date of Purchased:	08/09/2012	3.	Date of offering
commenced:	08/09/2012
4.	Underwriter(s) from whom purchased:	Barclays Capital Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$4,625,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering:	$600,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit: 	1.375%
11.	Have the following conditions been satisfied?	        YES	NO
	a.	The securities are sold in an offering exempt
from registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.	                         X

	b.	The securities are sold to persons reasonably
believed to be qualified institutional buyers (QIBs).	 X

	c.	The securities are reasonable believed to be
eligible for resale to other QIBs.	X

	d.	The securities were purchased prior to the end
of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth
day preceding the day on which the offering terminated).	 X

	e.	The securities were purchased at a price not
more than the price paid by each other purchaser in the
offering or any concurrent offering.	                         X

	f.	The underwriting was a firm commitment
underwriting.	                                                 X

	g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for
underwriting similar securities during the same period.	         X

	h.	The issuer of the securities and any predecessor
has been in continuous operation for not less than three years.	 X

	i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion did
not exceed 25% of the principal amount of the offering.	         X

	j. 	No Affiliated Underwriter benefited directly
or indirectly from the purchase.	                         X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Matthew A. Iannucci
Date:	08/13/2012
Print Name:	Matthew A. Iannucci


For period ending	November 30, 2012
Exhibit 77O
File number	811-8765

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	D.R. Horton Inc. 4.375% due 09/15/2022
2.	Date of Purchased:	09/11/2012	3.	Date of offering
commenced:	09/11/2012
4.	Underwriter(s) from whom purchased:	RBS Securities
5.	Affiliated Underwriter managing or participating in
syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$6,375,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering:	$350,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit: 	0.8%
11.	Have the following conditions been satisfied?	        YES	NO
	a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	                 X

	b.	The securities were purchased prior to the end
of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth
day preceding the day on which the offering terminated).	 X

	c.	The securities purchased at a price not more
then the price paid by each other purchaser in the offering.	 X

	d.	The underwriting was a firm commitment
underwriting. 	                                                 X

	e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for
underwriting similar securities during the same period.	         X

	f.	The issuer of the securities and any
predecessor has been in continuous operative for not less than
three years.	                                                 X

	g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion did
not exceed 25% of the principal amount of the offering.	         X

	h.	No Affiliated Underwriter benefitted directly
or indirectly from the purchase.	                         X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:	/s/Matthew Iannucci
Date:	09/24/2012
Print Name:	Matthew Iannucci


For period ending	November 30, 2012
Exhibit 77O
File number	811-8765

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	International Lease Finance Corp. 5.875% due 08/15/2022
2.	Date of Purchased:	08/16/2012	3.	Date of offering
commenced:	08/16/2012
4.	Underwriter(s) from whom purchased:	Citigroup Global Markets
Holdings
5.	Affiliated Underwriter managing or participating in
syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:	$7,000,000 firmwide
7.	Aggregate principal amount or total number of shares of
offering:	$750,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit: 	1.0%
11.	Have the following conditions been satisfied?	        YES	NO
	a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	                 X

	b.	The securities were purchased prior to the end
of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth
day preceding the day on which the offering terminated).	 X

	c.	The securities purchased at a price not more
then the price paid by each other purchaser in the offering.	 X

	d.	The underwriting was a firm commitment
underwriting. 	                                                 X

	e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for
underwriting similar securities during the same period.	         X

	f.	The issuer of the securities and any predecessor
has been in continuous operative for not less than three years.  X

	g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion
did not exceed 25% of the principal amount of the offering.	 X

	h.	No Affiliated Underwriter benefitted directly
or indirectly from the purchase.	                         X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:	/s/Matthew Iannucci
Date:	09/11/2012
Print Name:	Matthew Iannucci